Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	340 Fremont Owners Association	California
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	9CO Block 7, Lot 1 Condominium Association	Colorado
10	Alban Towers LLC	District of Columbia
11	ANE Associates, L.L.C.	Delaware
12	API Town Center III (Borrower) GP LLC	Delaware
13	API Town Center III (Borrower) LP	Delaware
14	Archstone	Maryland
15	Archstone 101 West End Avenue GP LLC	Delaware
16	Archstone 101 West End Avenue LP	Delaware
17	Archstone 180 Montague GP LLC	Delaware
18	Archstone 180 Montague LP	Delaware
19	Archstone 5 Holdings LP	Delaware
20	Archstone 5 LLC	Delaware
21	Archstone 6 Holdings LP	Delaware
22	Archstone 6 LLC	Delaware
23	Archstone Alban Towers LLC	Delaware
24	Archstone Arlington Courthouse Plaza LLC	Delaware
25	Archstone Avenir GP LLC	Delaware
26	Archstone Avenir LP	Delaware
27	Archstone Camargue LLC	Delaware
28	Archstone Camargue Mezz LLC	Delaware
29	Archstone CCP LLC	Delaware
30	Archstone Columbia Crossing LLC	Delaware
31	Archstone Columbia Crossing Mezz LLC	Delaware
32	Archstone Communities LLC	Delaware
33	Archstone Concourse LLC	Delaware
34	Archstone Cronin's Landing LLC	Delaware
35	Archstone Crystal Place LLC	Delaware
36	Archstone Daggett Place LLC	Delaware
37	Archstone DC 3 Holdings LLC	Delaware
38	Archstone DC 5 Holdings LLC	Delaware
39	Archstone DC 6 Holdings LLC	Delaware
40	Archstone DC 7 Holdings LLC	Delaware
41	Archstone DC Holdings LLC	Delaware
42	Archstone DC Investments 3-I LP	Delaware
43	Archstone DC Investments 3-II LP	Delaware
44	Archstone DC Investments 5-I LP	Delaware
45	Archstone DC Investments 5-II LP	Delaware
46	Archstone DC Investments 6-I LP	Delaware
47	Archstone DC Investments 6-II LP	Delaware
48	Archstone DC Investments 7 LLC	Delaware
49	Archstone DC Master Holdings LLC	Delaware
50	Archstone DC Property Holdings LP	Delaware
51	Archstone Del Mar Heights GP LLC	Delaware

52	Archstone Del Mar Heights LP	Delaware
53	Archstone East 39th Street GP LLC	Delaware
54	Archstone East 39th Street Land LLC	Delaware
55	Archstone East 39th Street LP	Delaware
56	Archstone Gallery at Rosslyn LLC	Delaware
57	Archstone Gateway Place LLC	Delaware
58	Archstone HoldCo CM LLC	Delaware
59	Archstone Inc.	Maryland
60	Archstone Investments 7-I LP	Delaware
61	Archstone Investments 7-II LP	Delaware
62	Archstone Master Holdings GP LLC	Delaware
63	Archstone Master Holdings LLC	Delaware
64	Archstone Master Property Holdings GP, LLC	Delaware
65	Archstone Master Property Holdings LLC	Delaware
66	Archstone Multifamily Series I Trust	Maryland
67	Archstone Multifamily Series II LLC	Delaware
68	Archstone Multifamily Series III LLC	Delaware
69	Archstone Multifamily Series IV LLC	Delaware
70	Archstone Near Northeast LLC	Delaware
71	Archstone Northcreek LLC	Delaware
72	Archstone Oakwood Boston LLC	Delaware
73	Archstone Parallel Residual JV 2, LLC	Delaware
74	Archstone Parallel Residual JV, LLC	Delaware
75	Archstone Presidio View Member LLC	Delaware
76	Archstone Property Holdings GP LLC	Delaware
77	Archstone Property Holdings LLC	Delaware
78	Archstone Redmond Court LLC	Delaware
79	Archstone Residual JV, LLC	Delaware
80	Archstone Rincon Hill GP LLC	Delaware
81	Archstone Rincon Hill LP	Delaware
82	Archstone San Mateo Holdings LP	Delaware
83	Archstone Sausalito GP LLC	Delaware
84	Archstone Sausalito LP	Delaware
85	Archstone Smith Corporate Holdings LLC	Delaware
86	Archstone South Market GP LLC	Delaware
87	Archstone South Market LP	Delaware
88	Archstone South Market Mezz GP LLC	Delaware
89	Archstone South Market Mezz LP	Delaware
90	Archstone Tenside Member LLC	Delaware
91	Archstone Texas Land Holdings LLC	Delaware
92	Archstone Trademark JV, LLC	Delaware
93	Archstone Westchester at Old Town GP LLC	Delaware
94	Archstone Westchester at Old Town LP	Delaware
95	Archstone-Smith Unitholder Services LLC	Delaware
96	Arrington Place Condominium Association	Washington
97	Artery Northampton Limited Partnership	Maryland
98	ASN Bellevue LLC	Delaware
99	ASN Dupont Circle LLC	Delaware
100	ASN Fairchase LLC	Delaware
101	ASN Fairchase Mezz LLC	Delaware
102	ASN Foundry LLC	Delaware
103	ASN Kendall Square LLC	Delaware
104	ASN Key West LLC	Delaware
105	ASN Lake Mendota Investments LLC	Delaware
106	ASN Monument Park LLC	Delaware
107	ASN Murray Hill LLC	Delaware

108	ASN Northgate, LLC	Delaware
109	ASN Park Essex LLC	Delaware
110	ASN Quarry Hills LLC	Delaware
111	ASN Redmond Park LLC	Delaware
112	ASN San Mateo GP LLC	Delaware
113	ASN San Mateo Holdings GP LLC	Delaware
114	ASN San Mateo LP	Delaware
115	ASN Santa Clara GP LLC	Delaware
116	ASN Santa Clara LP	Delaware
117	ASN Santa Clara Mezz GP LLC	Delaware
118	ASN Santa Clara Mezz LP	Delaware
119	ASN Santa Monica GP LLC	Delaware
120	ASN Santa Monica LP	Delaware
121	ASN Santa Monica Mezz GP LLC	Delaware
122	ASN Santa Monica Mezz LP	Delaware
123	ASN Seattle LLC	Delaware
124	ASN Watertown LLC	Delaware
125	ASN Westmont LLC	Delaware
126	ASN Wisconsin Place (Residential) LLC	Delaware
127	ASN Wisconsin Place (Retail) LLC	Delaware
128	Azure Mission Bay Owners Association	California
129	BEL Residential Properties Trust	Maryland
130	BEL-EQR II Limited Partnership	Illinois
131	BEL-EQR II, L.L.C.	Delaware
132	Brookside Place Associates, L.P.	California
133	Brookside Place G.P. Corp.	Delaware
134	Canyon Creek Village Associates, L.P.	California
135	Canyon Creek Village G.P. Corp.	Delaware
136	Carrollwood Place Limited Partnership	Texas
137	Cedar Crest General Partnership	Illinois
138	Charles River Park "D" Company	Massachusetts
139	Cobblestone Village Community Rentals, L.P.	California
140	Cobblestone Village G.P. Corp.	Delaware
141	Country Oaks Associates, L.P.	California
142	Country Oaks G.P. Corp.	Delaware
143	Country Ridge General Partnership	Illinois
144	CRICO of Fountain Place Limited Partnership	Minnesota
145	CRICO of Ocean Walk Limited Partnership	Florida
146	Crowntree Lee Vista, L.L.C.	Delaware
147	CRP Service Company, L.L.C.	Delaware
148	CRSI SPV 103, Inc.	Delaware
149	CRSI SPV 30130, Inc.	Delaware
150	CRSI SPV 30150, Inc.	Delaware
151	CRSI SPV 30197, Inc.	Delaware
152	Deerfield Associates, L.P.	California
153	Deerfield G.P. Corp.	Delaware
154	Duxford Insurance Company, LLC	Vermont
155	Duxford LLC	Delaware
156	EC-Belle Arts, L.L.C.	Delaware
157	EC-Mission Verde, LLC	Delaware
158	EC-Mission Verde, LP	Delaware
159	Edgewater Community Rentals, L.P.	California
160	Edgewater G.P. Corp.	Delaware
161	E-Lodge Associates Limited Partnership	Illinois
162	EQR - Briarwood Limited Partnership	California
163	EQR (1999) Master Limited Liability Company	Delaware

164	EQR (1999) Towers LLC	Delaware
165	EQR Chase Knolls Lender LLC	Delaware
166	EQR Ironwood, L.L.C.	Delaware
167	EQR Marks A, L.L.C.	Delaware
168	EQR No. One Master Limited Partnership	Delaware
169	EQR No. Two Master Limited Partnership	Delaware
170	EQR Warwick, L.L.C.	Delaware
171	EQR/KB California RCI LLC	Delaware
172	EQR/Lincoln Fort Lewis Communities LLC	Delaware
173	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
174	EQR/Lincoln RCI Southeast LLC	Delaware
175	EQR-1250 Cherokee LLC	Delaware
176	EQR-12th & Massachusetts, LLC	Delaware
177	EQR-140 Riverside, LLC	Delaware
178	EQR-1500 Mass, LLC	Delaware
179	EQR-160 Riverside, LLC	Delaware
180	EQR-175 Kent Avenue A, LLC	Delaware
181	EQR-175 Kent Avenue B, LLC	Delaware
182	EQR-1776 Broadway LLC	Delaware
183	EQR-180 Riverside, LLC	Delaware
184	EQR-200 Quannapowitt Member LLC	Delaware
185	EQR-228 West 71st, LLC	Delaware
186	EQR-2300 Elliott, LLC	Delaware
187	EQR-2400 Residential, L.L.C.	Delaware
188	EQR-249 Third Street LLC	Delaware
189	EQR-250 Everett Member LLC	Delaware
190	EQR-2850 Kelvin GP LLC	Delaware
191	EQR-2850 Kelvin LP	Delaware
192	EQR-3 WPD Member LLC	Delaware
193	EQR-315 on A Apartments LLC	Delaware
194	EQR-320 Pine, LLC	Delaware
195	EQR-400 PAS, LLC	Delaware
196	EQR-401 Massachusetts, LLC	Delaware
197	EQR-41 West 86th, LLC	Delaware
198	EQR-4111 South Via Marina GP LLC	Delaware
199	EQR-4111 South Via Marina LP	Delaware
200	EQR-425 Massachusetts, LLC	Delaware
201	EQR-4th & Hill GP LLC	Delaware
202	EQR-4th & Hill LP	Delaware
203	EQR-50 West 77th, LLC	Delaware
204	EQR-600 Washington, L.L.C.	Delaware
205	EQR-680 Berendo GP LLC	Delaware
206	EQR-680 Berendo LP	Delaware
207	EQR-680 Berenedo A LP	Delaware
208	EQR-680 Berenedo GP A LLC	Delaware
209	EQR-688 Berendo GP LLC	Delaware
210	EQR-688 Berendo LP	Delaware
211	EQR-71 Broadway, LLC	Delaware
212	EQR-77 Park Avenue LLC	Delaware
213	EQR-9th & W Member LLC	Delaware
214	EQR-Academy Village Limited Partnership	Delaware
215	EQR-Academy Village SPE, L.L.C.	Delaware
216	EQR-Acapella Pasadena GP, LLC	Delaware
217	EQR-Acapella Pasadena Limited Partnership	Delaware
218	EQR-Acheson Commons, LLC	Delaware
219	EQR-Acquisitions GP, LLC	Delaware

220	EQR-Acquisitions, LP	Delaware
221	EQR-Acton Berkeley Limited Partnership	Delaware
222	EQR-Acton Berkeley, LLC	Delaware
223	EQR-Aerwave Holding LLC	Delaware
224	EQR-Alameda Block 9 GP LLC	Delaware
225	EQR-Alameda Block 9 LP	Delaware
226	EQR-Alcyone Apartments, LLC	Delaware
227	EQR-Alexandria, L.L.C.	Delaware
228	EQR-Alloy Sunnyside Member LLC	Delaware
229	EQR-Apartment Holding Co., Inc.	New York
230	EQR-Apartment Holding LLC	Delaware
231	EQR-Arboretum, L.L.C.	Delaware
232	EQR-Arches Limited Partnership	Delaware
233	EQR-Arches, LLC	Delaware
234	EQR-Archstone TM Holder, LLC	Delaware
235	EQR-Arden Villas, L.L.C.	Delaware
236	EQR-ArtBHolder, L.L.C.	Delaware
237	EQR-ArtCapLoan, L.L.C.	Delaware
238	EQR-Artech Berkeley Limited Partnership	Delaware
239	EQR-Artisan on Second Limited Partnership	Delaware
240	EQR-Artisan on Second, LLC	Delaware
241	EQR-Avanti, L.L.C.	Delaware
242	EQR-Avanti, L.P.	Delaware
243	EQR-Azure Creek, LLC	Delaware
244	EQR-Back Bay Manor, LLC	Delaware
245	EQR-Barrington, L.L.C.	Delaware
246	EQR-Bay Hill Conversion, LLC	Delaware
247	EQR-Bay Hill, LP	Delaware
248	EQR-Beatrice, LLC	Delaware
249	EQR-Bella Vista California GP, LLC	Delaware
250	EQR-Bella Vista California, LP	Delaware
251	EQR-Bella Vista, LLC	Delaware
252	EQR-Bellagio, L.L.C.	Delaware
253	EQR-Belle Fontaine Limited Partnership	Delaware
254	EQR-Belle Fontaine, LLC	Delaware
255	EQR-Bellevue Meadow, LLC	Delaware
256	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
257	EQR-Bilt Holding LLC	Delaware
258	EQR-Bond Partnership	Georgia
259	EQR-Bradley Park, L.L.C.	Delaware
260	EQR-Braintree, L.L.C.	Delaware
261	EQR-Breakwater Marina GP LLC	Delaware
262	EQR-Breakwater Marina LP	Delaware
263	EQR-Briarwood GP Limited Partnership	California
264	EQR-Briarwood GP, LLC	Delaware
265	EQR-Broadway Towers, LLC	Delaware
266	EQR-Broadway Towers, LP	Delaware
267	EQR-Brodie LLC	Delaware
268	EQR-Brookdale Village, L.L.C.	Delaware
269	EQR-C on Pico GP, LLC	Delaware
270	EQR-C on Pico, LP	Delaware
271	EQR-Camber Holding LLC	Delaware
272	EQR-Camellero Financing Limited Partnership	Illinois
273	EQR-Cape House I, LLC	Delaware
274	EQR-Cape House I, LP	Delaware
275	EQR-Cape House II, LLC	Delaware

276	EQR-Carmel Terrace Vistas, Inc.	Illinois
277	EQR-Cascade II, LLC	Delaware
278	EQR-Cascade, LLC	Delaware
279	EQR-Cedar Ridge GP, L.L.C.	Delaware
280	EQR-Cedar Ridge Limited Partnership	Illinois
281	EQR-Centennial Court, L.L.C.	Delaware
282	EQR-Centennial Tower, L.L.C.	Delaware
283	EQR-Chase, LLC	Delaware
284	EQR-Chelsea Square GP Limited Partnership	Washington
285	EQR-Chelsea Square Limited Partnership	Washington
286	EQR-Chelsea, LLC	Delaware
287	EQR-Chickasaw Crossing, Inc.	Illinois
288	EQR-Chickasaw Crossing, L.L.C.	Delaware
289	EQR-Chinatown Gateway LP	Delaware
290	EQR-Chinatown Gateway, L.L.C.	Delaware
291	EQR-Chloe LLC	Delaware
292	EQR-Church Corner, L.L.C.	Delaware
293	EQR-City Pointe Limited Partnership	Delaware
294	EQR-City Pointe, LLC	Delaware
295	EQR-Clarendon, LLC	Delaware
296	EQR-Cliffwalk, LLC	Delaware
297	EQR-Coachman Trails, L.L.C.	Delaware
298	EQR-Continental Villas Financing Limited Partnership	Illinois
299	EQR-Country Club Lakes, L.L.C.	Delaware
300	EQR-Cupertino GP LLC	Delaware
301	EQR-Cupertino LP	Delaware
302	EQR-Cypress Lake, L.L.C.	Delaware
303	EQR-Dalton LLC	Delaware
304	EQR-Dartmouth Woods General Partnership	Illinois
305	EQR-Deep Ellum GP LLC	Delaware
306	EQR-Deep Ellum LP	Delaware
307	EQR-Deerwood Vistas, Inc.	Illinois
308	EQR-Del Lago Vistas, Inc.	Illinois
309	EQR-Del Mar Ridge GP, LLC	Delaware
310	EQR-Del Mar Ridge, LP	Delaware
311	EQR-District Holding, LLC	Delaware
312	EQR-Doral Financing Limited Partnership	Illinois
313	EQR-Dulles, LLC	Delaware
314	EQR-Dupont Corcoran, LLC	Delaware
315	EQR-East 27th Street Apartments, LLC	Delaware
316	EQR-Edgemoor LLC	Delaware
317	EQR-Element, LLC	Delaware
318	EQR-Eleve GP, LLC	Delaware
319	EQR-Eleve, LP	Delaware
320	EQR-Elise Holding LLC	Delaware
321	EQR-Ellipse, LLC	Delaware
322	EQR-Emerald Park GP LLC	Delaware
323	EQR-Emerald Park LP	Delaware
324	EQR-Emerald Place Financing Limited Partnership	Illinois
325	EQR-Emeryville GP LLC	Delaware
326	EQR-Emeryville LP	Delaware
327	EQR-Encore Limited Partnership	Delaware
328	EQR-Encore, LLC	Delaware
329	EQR-Ennis Member LLC	Delaware
330	EQR-Enterprise Holdings, LLC	Delaware
331	EQR-EOI Financing Limited Partnership	Illinois

332	EQR-Essex Place Financing Limited Partnership	Illinois
333	EQR-EWR Holding, LP	Delaware
334	EQR-Exchange, LLC	Delaware
335	EQR-Eye Street, LLC	Delaware
336	EQR-Fairfax Corner, L.L.C.	Delaware
337	EQR-Fairfax Ridge LLC	Delaware
338	EQR-Fairfield Member LLC	Delaware
339	EQR-Fairfield, L.L.C.	Delaware
340	EQR-Fancap 2000A Limited Partnership	Illinois
341	EQR-Fancap 2000A, L.L.C.	Delaware
342	EQR-Fankey 2004 Limited Partnership	Illinois
343	EQR-Fankey 2004, L.L.C.	Delaware
344	EQR-Fanwell 2007 GP, LLC	Delaware
345	EQR-Fanwell 2007 Limited Partnership	Delaware
346	EQR-Fielders Crossing GP, L.L.C.	Delaware
347	EQR-Fifth Wall LLC	Delaware
348	EQR-Fine Arts Berkeley Limited Partnership	Delaware
349	EQR-Fitzsimons LLC	Delaware
350	EQR-Flatlands, L.L.C.	Delaware
351	EQR-Flora GP LLC	Delaware
352	EQR-Flora LP	Delaware
353	EQR-Foundry Member, LLC	Delaware
354	EQR-Fremont GP LLC	Delaware
355	EQR-Fremont LP	Delaware
356	EQR-Fresca 2009 GP, LLC	Delaware
357	EQR-Fresca 2009 Limited Partnership	Delaware
358	EQR-FW Holding II LLC	Delaware
359	EQR-FW III ES Holding LLC	Delaware
360	EQR-FW III LS Holding LLC	Delaware
361	EQR-FWCT Holding LLC	Delaware
362	EQR-FWCT Loop Holding LLC	Delaware
363	EQR-Gaia Berkeley Limited Partnership	Delaware
364	EQR-Gallery Apartments Limited Partnership	Illinois
365	EQR-Gallery, L.L.C.	Delaware
366	EQR-Gateway at Malden Center, LLC	Delaware
367	EQR-Georgian Woods, L.L.C.	Delaware
368	EQR-Girard LLC	Delaware
369	EQR-GLO Apartments Limited Partnership	Delaware
370	EQR-GLO Apartments, LLC	Delaware
371	EQR-GLO Low Income Limited Partnership	Delaware
372	EQR-Governor's Place Financing Limited Partnership	Illinois
373	EQR-Gowanus Development LLC	Delaware
374	EQR-Hampshire Place Conversion, LLC	Delaware
375	EQR-Hampshire Place, LP	Delaware
376	EQR-Harbor Steps Member, L.L.C.	Delaware
377	EQR-Harbor Steps, L.L.C.	Delaware
378	EQR-Heights on Capitol Hill LLC	Delaware
379	EQR-Heritage Ridge, L.L.C.	Delaware
380	EQR-Heritage Ridge, L.P.	Delaware
381	EQR-Herndon, L.L.C.	Delaware
382	EQR-HHC 1&2 GP, LLC	Delaware
383	EQR-HHC 1&2, LP	Delaware
384	EQR-Highlands, LLC	Delaware
385	EQR-Hikari Apartments, LP	California
386	EQR-Hikari GP, LLC	Delaware
387	EQR-Hikari Landlord, LP	California

388	EQR-Hikari Low-Income, LP	Delaware
389	EQR-Hillside II GP LLC	Delaware
390	EQR-Hillside II LP	Delaware
391	EQR-Hillside Limited Partnership	Delaware
392	EQR-Hillside, LLC	Delaware
393	EQR-Holding, LLC	Delaware
394	EQR-Holding, LLC2	Delaware
395	EQR-Hudson Crossing, LLC	Delaware
396	EQR-Hudson Pointe, L.L.C.	Delaware
397	EQR-Huxley GP LLC	Delaware
398	EQR-Huxley LP	Delaware
399	EQR-Hyattsville, LLC	Delaware
400	EQR-Ivory Wood, L.L.C.	Delaware
401	EQR-Joyce on Pentagon Row, LLC	Delaware
402	EQR-Juniper Sandy Springs LLC	Delaware
403	EQR-Kelvin Court, LLC	Delaware
404	EQR-Kenwood Mews GP LLC	Delaware
405	EQR-Kenwood Mews LP	Delaware
406	EQR-Kilby GP LLC	Delaware
407	EQR-Kilby LP	Delaware
408	EQR-La Terrazza at Colma Station GP, LLC	Delaware
409	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
410	EQR-Lane LLC	Delaware
411	EQR-Lawrence, L.L.C.	Delaware
412	EQR-Ledges LLC	Delaware
413	EQR-Legacy Holdings JV Member, LLC	Delaware
414	EQR-Lessen Holding LLC	Delaware
415	EQR-LEX A LP	Delaware
416	EQR-LEX B LP	Delaware
417	EQR-LEX C LP	Delaware
418	EQR-LEX D LP	Delaware
419	EQR-LEX GP A LLC	Delaware
420	EQR-LEX GP B LLC	Delaware
421	EQR-LEX GP C LLC	Delaware
422	EQR-LEX GP D LLC	Delaware
423	EQR-LEX GP LLC	Delaware
424	EQR-LEX LP	Delaware
425	EQR-Lexford Lender, L.L.C.	Delaware
426	EQR-Liberty Tower, LLC	Delaware
427	EQR-Lincoln Braintree, L.L.C.	Delaware
428	EQR-Lincoln Fairfax, L.L.C.	Delaware
429	EQR-Lincoln Laguna Clara L.P.	Delaware
430	EQR-Lincoln Santa Clara L.L.C.	Delaware
431	EQR-Lindley Limited Partnership	Delaware
432	EQR-Lindley, LLC	Delaware
433	EQR-Lodge (OK) GP Limited Partnership	Illinois
434	EQR-Lombard, L.L.C.	Delaware
435	EQR-Loudoun, L.L.C.	Delaware
436	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
437	EQR-Luna Upper Westside LLC	Delaware
438	EQR-Madison & Henry, L.L.C.	Delaware
439	EQR-Madison LLC	Delaware
440	EQR-Madox LLC	Delaware
441	EQR-Mantena, LLC	Delaware
442	EQR-Mara GP LLC	Delaware
443	EQR-Mara LP	Delaware

444	EQR-Marina Bay, L.L.C.	Delaware
445	EQR-Marina Del Rey-I GP LLC	Delaware
446	EQR-Marina Del Rey-I Limited Partnership	Delaware
447	EQR-Marina Del Rey-II GP LLC	Delaware
448	EQR-Marina Del Rey-II Limited Partnership	Delaware
449	EQR-Mark on 8th LLC	Delaware
450	EQR-Mark on 8th Mezz LLC	Delaware
451	EQR-Market Street Landing, LLC	Delaware
452	EQR-Market Village Conversion, LLC	Delaware
453	EQR-Market Village, LP	Delaware
454	EQR-Melrose, LLC	Delaware
455	EQR-Melrose, LP	Delaware
456	EQR-MET CA Financing Limited Partnership	Illinois
457	EQR-Metro on First LLC	Delaware
458	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
459	EQR-Midnight Rodeo Member LLC	Delaware
460	EQR-Mill Creek, L.L.C.	Delaware
461	EQR-Millikan Avenue GP, LLC	Delaware
462	EQR-Millikan Avenue, LP	Delaware
463	EQR-Milo LLC	Delaware
464	EQR-Mission Bay Block 13 Limited Partnership	Delaware
465	EQR-Mission Bay Block 13, LLC	Delaware
466	EQR-Missouri, L.L.C.	Delaware
467	EQR-MLP 1, L.L.C.	Delaware
468	EQR-MLP 2, L.L.C.	Delaware
469	EQR-Moda, LLC	Delaware
470	EQR-Montclair Reserve, LLC	Delaware
471	EQR-Montclair, LLC	Delaware
472	EQR-Monte Viejo, L.L.C.	Delaware
473	EQR-Montierra GP LLC	Delaware
474	EQR-Montierra LP	Delaware
475	EQR-Mountain Park Ranch, LLC	Delaware
476	EQR-Mountain View GP LLC	Delaware
477	EQR-Mountain View LP	Delaware
478	EQR-MR McCaslin Riverhill, LLC	Texas
479	EQR-Navitas III LLC	Delaware
480	EQR-Navitas LLC	Delaware
481	EQR-NEW LLC	Delaware
482	EQR-NEW LLC3	Maryland
483	EQR-Next on Sixth GP LLC	Delaware
484	EQR-Next on Sixth LP	Delaware
485	EQR-North Ninth II LLC	Delaware
486	EQR-North Ninth LLC	Delaware
487	EQR-North Pier, L.L.C.	Delaware
488	EQR-Northpark Limited Partnership	Delaware
489	EQR-Northpark, LLC	Delaware
490	EQR-Notch LLC	Delaware
491	EQR-Notch Mezz LLC	Delaware
492	EQR-Oak Park Limited Partnership	Delaware
493	EQR-Old Town Lofts LLC	Delaware
494	EQR-Olivian at the Realm GP LLC	Delaware
495	EQR-Olivian at the Realm LP	Delaware
496	EQR-One Henry Adams GP LLC	Delaware
497	EQR-One Henry Adams LP	Delaware
498	EQR-Oregon, L.L.C.	Delaware
499	EQR-Osprey LLC	Delaware

500	EQR-Overlook Manor II, L.L.C.	Delaware
501	EQR-Pacific Place, LLC	Delaware
502	EQR-Pacific Place, LP	Delaware
503	EQR-Packard LLC	Delaware
504	EQR-Palm Harbor, L.L.C.	Delaware
505	EQR-Parallel Residual JV 2 Member, LLC	Delaware
506	EQR-Parc on Powell GP LLC	Delaware
507	EQR-Parc on Powell LP	Delaware
508	EQR-Parc Vue, L.L.C.	Delaware
509	EQR-Park Place I General Partnership	Illinois
510	EQR-Park Place II General Partnership	Illinois
511	EQR-Park West (CA) Vistas, Inc.	Illinois
512	EQR-Parkside Limited Partnership	Texas
513	EQR-Pearl LLC	Delaware
514	EQR-PEF GP LLC	Delaware
515	EQR-PEF Holding LP	Delaware
516	EQR-PEF LLC	Delaware
517	EQR-Pegasus Apartments, LP	Delaware
518	EQR-Pershing, LLC	Delaware
519	EQR-Plantation Financing Limited Partnership	Illinois
520	EQR-Playa Del Rey GP LLC	Delaware
521	EQR-Playa Del Rey LP	Delaware
522	EQR-Portland Center, L.L.C.	Delaware
523	EQR-Prado GP LLC	Delaware
524	EQR-Prado LP	Delaware
525	EQR-Prime, L.L.C.	Delaware
526	EQR-Prospect Towers Phase II LLC	Delaware
527	EQR-QRS Highline Oaks, Inc.	Illinois
528	EQR-Radius Uptown LLC	Delaware
529	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
530	EQR-Ranch at Fossil Creek, L.P.	Texas
531	EQR-REBA Holding LLC	Delaware
532	EQR-Redmond Way Mezz LLC	Delaware
533	EQR-Redmond Way, LLC	Delaware
534	EQR-Regency Park, LLC	Delaware
535	EQR-Rehab Master GP, L.L.C.	Delaware
536	EQR-Rehab Master Limited Partnership	Delaware
537	EQR-Remy Member LLC	Delaware
538	EQR-Reserve at Burlington LLC	Delaware
539	EQR-Reserve at Eisenhower LLC	Delaware
540	EQR-Reserve Square Limited Partnership	Illinois
541	EQR-Residual JV Member, LLC	Delaware
542	EQR-Rianna, LLC	Delaware
543	EQR-RID SP, L.L.C.	Delaware
544	EQR-Ridgewood Village GP LLC	Delaware
545	EQR-Ridgewood Village LP	Delaware
546	EQR-Riva Terra I GP LLC	Delaware
547	EQR-Riva Terra I LP	Delaware
548	EQR-Riva Terra II GP LLC	Delaware
549	EQR-Riva Terra II LP	Delaware
550	EQR-River Park Limited Partnership	Illinois
551	EQR-Rivercrest Member LLC	Delaware
552	EQR-Riverpark, LLC	Delaware
553	EQR-Rivington LLC	Delaware
554	EQR-Sakura Apartments, LP	California
555	EQR-Sakura GP, LLC	Delaware

556	EQR-Sakura Landlord, LP	California
557	EQR-Sakura Low-Income, LP	Delaware
558	EQR-Saxton LLC	Delaware
559	EQR-Seattle Member LLC	Delaware
560	EQR-Second and Pine II, LLC	Delaware
561	EQR-Second and Pine, LLC	Delaware
562	EQR-Shadow Creek, L.L.C.	Delaware
563	EQR-Shady Grove, LLC	Delaware
564	EQR-Siena Terrace, LP	Delaware
565	EQR-SightPlan Holding LLC	Delaware
566	EQR-Silver Spring Gateway Residential, LLC	Delaware
567	EQR-Silver Spring Gateway, LLC	Delaware
568	EQR-Silver Spring Residential Associates, LLC	Delaware
569	EQR-Skyhouse South LLC	Delaware
570	EQR-Skylark Limited Partnership	Delaware
571	EQR-Skyline Towers Member, LLC	Delaware
572	EQR-Skyline Towers, L.L.C.	Delaware
573	EQR-Skyview GP, LLC	Delaware
574	EQR-Skyview, LP	Delaware
575	EQR-SLP II LLC	Delaware
576	EQR-SLP LLC	Delaware
577	EQR-Solana Beeler Park Member LLC	Delaware
578	EQR-Soma II GP LLC	Delaware
579	EQR-Soma II LP	Delaware
580	EQR-Sombra 2008 GP, LLC	Delaware
581	EQR-Sombra 2008 Limited Partnership	Delaware
582	EQR-South City Station GP LLC	Delaware
583	EQR-South City Station LP	Delaware
584	EQR-South Plainfield I, L.P.	Delaware
585	EQR-South Plainfield, L.L.C.	Delaware
586	EQR-Southwood GP Limited Partnership	California
587	EQR-Southwood Limited Partnership	California
588	EQR-Southwood LP I Limited Partnership	California
589	EQR-Southwood LP II Limited Partnership	California
590	EQR-Springline LLC	Delaware
591	EQR-Square One LLC	Delaware
592	EQR-Square One Member LLC	Delaware
593	EQR-St Johns GP LLC	Delaware
594	EQR-St Johns LP	Delaware
595	EQR-STOA GP LLC	Delaware
596	EQR-STOA LP	Delaware
597	EQR-Stonelake GP, L.L.C.	Delaware
598	EQR-Stonelake Limited Partnership	Illinois
599	EQR-Stonybrook, L.L.C.	Delaware
600	EQR-Summer Creek, L.L.C.	Delaware
601	EQR-Surrey Downs, LLC	Delaware
602	EQR-SWN Line Financing Limited Partnership	Illinois
603	EQR-Tallman, LLC	Delaware
604	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
605	EQR-Teresina Limited Partnership	Delaware
606	EQR-Teresina, LLC	Delaware
607	EQR-Terraces Limited Partnership	Delaware
608	EQR-Terraces, LLC	Delaware
609	EQR-The Carlyle, L.L.C.	Delaware
610	EQR-The Cleo GP LLC	Delaware
611	EQR-The Cleo LP	Delaware

612	EQR-The Hesby LLC	Delaware
613	EQR-The Hesby LP	Delaware
614	EQR-The Oaks GP LLC	Delaware
615	EQR-The Oaks LP	Delaware
616	EQR-The Palms, L.L.C.	Delaware
617	EQR-The Retreat, L.L.C.	Delaware
618	EQR-The Ridge, L.L.C.	Delaware
619	EQR-Theo LLC	Delaware
620	EQR-Toscana Apartments, LP	Delaware
621	EQR-Touriel Berkeley Limited Partnership	Delaware
622	EQR-Town Square at Millbrook, LLC	Delaware
623	EQR-Townhouse Gardens, LLC	Delaware
624	EQR-Townhouse Gardens, LP	Delaware
625	EQR-Townhouse Plaza, LLC	Delaware
626	EQR-Townhouse Plaza, LP	Delaware
627	EQR-Troy LLC	Delaware
628	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
629	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
630	EQR-Uwajimaya Village, L.L.C.	Delaware
631	EQR-Valencia GP LLC	Delaware
632	EQR-Valencia Limited Partnership	Delaware
633	EQR-Valley Park South Financing Limited Partnership	Illinois
634	EQR-Vantage GP LLC	Delaware
635	EQR-Vantage LP	Delaware
636	EQR-Vantage Pointe Limited Partnership	Delaware
637	EQR-Vantage Pointe, LLC	Delaware
638	EQR-Veloce, LLC	Delaware
639	EQR-Venn at Main A LLC	Delaware
640	EQR-Venn at Main B LLC	Delaware
641	EQR-Venn at Main LLC	Delaware
642	EQR-Versailles Limited Partnership	Delaware
643	EQR-Versailles, LLC	Delaware
644	EQR-Victor, L.L.C.	Delaware
645	EQR-Victor, L.P.	Delaware
646	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
647	EQR-Villa Solana Vistas, Inc.	Illinois
648	EQR-Village at Lakewood, LLC	Delaware
649	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
650	EQR-Vintage I, L.P.	Delaware
651	EQR-Vintage II, L.L.C.	Delaware
652	EQR-Virginia Square LLC	Delaware
653	EQR-Virginia, L.L.C.	Delaware
654	EQR-Vista del Lago, LLC	Delaware
655	EQR-Walden Park, LLC	Delaware
656	EQR-Washington, L.L.C.	Delaware
657	EQR-Waterfall, L.L.C.	Delaware
658	EQR-Waterford Place, L.L.C.	Delaware
659	EQR-Watermarke I, LLC	Delaware
660	EQR-Watermarke II, LLC	Delaware
661	EQR-Waterside, L.L.C.	Delaware
662	EQR-Watson General Partnership	Illinois
663	EQR-Weaver GP LLC	Delaware
664	EQR-Weaver LP	Delaware
665	EQR-Wellfan 2008 GP, LLC	Delaware
666	EQR-Wellfan 2008 Limited Partnership	Delaware
667	EQR-Wellington Hill Financing Limited Partnership	Illinois

668	EQR-Wellington, L.L.C.	Delaware
669	EQR-West Coast Portfolio GP, LLC	Delaware
670	EQR-West Seattle, LLC	Delaware
671	EQR-Westerly GP LLC	Delaware
672	EQR-Westerly LP	Delaware
673	EQR-Westfield Village, L.L.C.	Delaware
674	EQR-Westgate Pasadena II, LP	Delaware
675	EQR-Westport, L.L.C.	Delaware
676	EQR-Westside GP LLC	Delaware
677	EQR-Westside LP	Delaware
678	EQR-Willard, LLC	Delaware
679	EQR-Woodland Park A Limited Partnership	Delaware
680	EQR-Woodland Park A, LLC	Delaware
681	EQR-Woodland Park B Limited Partnership	Delaware
682	EQR-Woodland Park B, LLC	Delaware
683	EQR-Woodland Park C Limited Partnership	Delaware
684	EQR-Woodland Park C, LLC	Delaware
685	EQR-Woodland Park Limited Partnership	Delaware
686	EQR-Woodland Park, LLC	Delaware
687	EQR-Woodleaf Apartments GP, LLC	Delaware
688	EQR-Woodleaf Apartments, LP	Delaware
689	EQR-WP Holding LLC	Delaware
690	EQR-Yorktowne Financing Limited Partnership	Illinois
691	EQR-Zephyr LLC	Delaware
692	Equity Corporate Housing, Inc.	Ohio
693	Equity Marina Bay Phase II, L.L.C.	Delaware
694	Equity Residential Foundation	Illinois
695	Equity Residential Management, L.L.C.	Delaware
696	Equity Residential Properties Management Corp.	Delaware
697	Equity Residential Properties Management Corp. II	Delaware
698	Equity Residential Properties Management Corp. Protective Trust II	Delaware
699	Equity Residential REIT Services II, Inc.	Delaware
700	Equity Residential REIT Services Inc.	Delaware
701	Equity Residential Services II, LLC	Illinois
702	Equity Residential Services, L.L.C.	Delaware
703	Equity-Lodge Venture Limited Partnership	Illinois
704	Equity-Tasman Apartments LLC	Delaware
705	ERP Holding Co., Inc.	Delaware
706	ERP Operating Limited Partnership	Illinois
707	ERP-New England Program, L.L.C.	Delaware
708	ERP-QRS Arbors, Inc.	Illinois
709	ERP-QRS BS, Inc.	Illinois
710	ERP-QRS Cedar Ridge, Inc.	Illinois
711	ERP-QRS Country Club I, Inc.	Illinois
712	ERP-QRS Country Club II, Inc.	Illinois
713	ERP-QRS Country Ridge, Inc.	Illinois
714	ERP-QRS CPRT II, Inc.	Illinois
715	ERP-QRS Essex Place, Inc.	Illinois
716	ERP-QRS Fairfield, Inc.	Illinois
717	ERP-QRS Flatlands, Inc.	Illinois
718	ERP-QRS Georgian Woods Annex, Inc.	Illinois
719	ERP-QRS Glenlake Club, Inc.	Illinois
720	ERP-QRS Grove L.P., Inc.	Illinois
721	ERP-QRS Lincoln, Inc.	Delaware
722	ERP-QRS Lodge (OK), Inc.	Illinois
723	ERP-QRS Magnum, Inc.	Illinois

724	ERP-QRS MET CA, Inc.	Illinois
725	ERP-QRS Northampton I, Inc.	Illinois
726	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
727	ERP-QRS SWN Line, Inc.	Illinois
728	ERP-QRS Towne Centre III, Inc.	Illinois
729	ERP-QRS Towne Centre IV, Inc.	Illinois
730	ERP-Southeast Properties, L.L.C.	Georgia
731	ET 400 PAS, LLC	Delaware
732	Evans Withycombe Finance Partnership, L.P.	Delaware
733	Evans Withycombe Residential, L.P.	Delaware
734	Feather River Community Rentals, L.P.	California
735	Feather River G.P. Corp.	Delaware
736	Florida Partners G.P.	Illinois
737	Fort Lewis SPE, Inc.	Delaware
738	Geary Courtyard Associates	California
739	Georgian Woods Annex Associates	Maryland
740	Governor's Green I Trust	Delaware
741	Governor's Green II Trust	Delaware
742	Governor's Green III Trust	Delaware
743	GPT-929 House, LLC	Delaware
744	GPT-Abington Land, LLC	Delaware
745	Greentree Apartments Limited Partnership	Maryland
746	Greenwich Woods Associates Limited Partnership	Maryland
747	GR-Northeast Apartments Associates, LLC	Delaware
748	Grove Development LLC	Delaware
749	Grove Operating, L.P.	Delaware
750	Guilford Company, Inc.	Alabama
751	HEW-RAD Realty Corp.	New York
752	Hidden Lake Associates, L.P.	California
753	Hidden Lake G.P. Corp.	Delaware
754	Hunter's Glen General Partnership	Illinois
755	Kelvin Court Limited Partnership	Delaware
756	Lakeview Community Rentals, L.P.	California
757	Lakeview G.P. Corp.	Delaware
758	Lakewood Community Rentals G.P. Corp.	Delaware
759	Lakewood Community Rentals, L.P.	California
760	Lantern Cove Associates, L.P.	California
761	Lantern Cove G.P. Corp.	Delaware
762	Lawrence Downtown Holdings, LLC	Delaware
763	Lawrence Street Borrower, LLC	Delaware
764	Lawrence Street Partners, LLC	Delaware
765	Legacy Holdings JV, LLC	Delaware
766	Lenox Place Limited Partnership	Texas
767	Lexford GP III, LLC	Florida
768	Lexford Guilford, Inc.	Ohio
769	Lexford Partners, L.L.C.	Ohio
770	Lexford Properties, L.P.	Ohio
771	Lincoln Maples Associates LLC	Delaware
772	Linear Park, Inc.	California
773	Lofts 590 LLC	Delaware
774	Longview Place, LLC	Delaware
775	Mission Verde Condominium Homeowners Association	California
776	ML North Carolina Apartments LP	Georgia
777	ML Tennessee Apartments LP	Georgia
778	Mozaic Loan Acquisition, LP	Delaware
779	Multifamily Portfolio LP Limited Partnership	Delaware

780	Multifamily Portfolio Partners, Inc.	Delaware
781	North Pier L.L.C.	Delaware
782	OEC Holdings LLC	Delaware
783	Old Redwoods LLC	Delaware
784	One Henry Adams Owners Association	California
785	PC21 Investments, Inc.	Delaware
786	Port Royale Holdings, LLC	Delaware
787	Potrero 1010 Owners Association	California
788	Prince George's Metro Apartments, LLC	Delaware
789	PSH Realty Corp.	New York
790	Purcel Woodward and Ames, L.L.C.	New York
791	QRS-Arboretum, Inc.	Illinois
792	QRS-ArtCapLoan, Inc.	Illinois
793	QRS-Bond, Inc.	Illinois
794	QRS-Codelle, Inc.	Illinois
795	QRS-Connor, Inc.	Illinois
796	QRS-Emerald Place GP, Inc.	Delaware
797	QRS-Employer, Inc.	Delaware
798	QRS-Fancap 2000A, Inc.	Illinois
799	QRS-Greentree I, Inc.	Illinois
800	QRS-LLC, Inc.	Illinois
801	QRS-Marks A, Inc.	Illinois
802	QRS-Marks B, Inc.	Illinois
803	QRS-RWE, Inc.	Texas
804	QRS-Scarborough, Inc.	Illinois
805	QRS-Siena Terrace, Inc.	Illinois
806	QRS-Summit Center, Inc.	Illinois
807	QRS-Towers at Portside, Inc.	Illinois
808	QRS-Warwick, Inc.	Illinois
809	QRS-Waterfall, Inc.	Illinois
810	Redwood Shores Owners Association	California
811	Residential Insurance Agency, LLC	Delaware
812	Riverpark Redmond Condominium Association	Washington
813	Rosehill Pointe General Partnership	Illinois
814	Schooner Bay I Associates, L.P.	California
815	Schooner Bay I G.P. Corp.	Delaware
816	Schooner Bay II Associates, L.P.	California
817	Schooner Bay II G.P. Corp.	Delaware
818	Second and Pine Owners Association	Washington
819	Second Country Club Associates Limited Partnership	Maryland
820	Second Georgian Woods Limited Partnership	Maryland
821	Sheffield Apartments, L.L.C.	Virginia
822	Smith Property Holdings 4411 Connecticut LLC	Delaware
823	Smith Property Holdings Alban Towers LLC	Delaware
824	Smith Property Holdings Columbia Road LP	Delaware
825	Smith Property Holdings Six (D.C.) LP	Delaware
826	Smith Property Holdings Three (D.C.) LP	Delaware
827	Smith Property Holdings Three LP	Delaware
828	Smith Property Holdings Van Ness LP	Delaware
829	Smith Property Holdings Water Park Towers LLC	Delaware
830	Smith Property Holdings Wilson LLC	Delaware
831	Smith Realty Company	Delaware
832	Songbird General Partnership	Illinois
833	South Shore Associates, L.P.	California
834	South Shore G.P. Corp.	Delaware
835	Sunny Oak Village General Partnership	Illinois

836	The Cleo Homeowners' Association	California
837	The Crossings Associates	Florida
838	The Gates of Redmond, L.L.C.	Washington
839	The Landings Holding Company, L.L.C.	New Jersey
840	The Landings Urban Renewal Company, L.L.C.	New Jersey
841	The Realm Master Condominium Community, Inc.	Texas
842	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
843	Third Greentree Associates Limited Partnership	Maryland
844	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
845	Vinings Club at Metrowest Limited Partnership	Texas
846	Vista Montana Park Homes LLC	Delaware
847	Wadlington Investments General Partnership	Illinois
848	Wadlington, Inc.	Illinois
849	Waterfield Square Associates, L.P.	California
850	Waterfield Square I G.P. Corp.	Delaware
851	Waterfield Square II G.P. Corp.	Delaware
852	Wellsford Warwick Corp.	Colorado
853	Westchester at Town Center (Borrower) GP LLC	Delaware
854	Westchester at Town Center (Borrower) LP	Delaware
855	Westchester at Town Center GP LLC	Delaware
856	Westchester at Town Center LP	Delaware
857	Western Hill Condominium Association	Washington
858	Westgate Pasadena Apartments GP, LLC	Delaware
859	Westgate Pasadena Apartments, L.P.	Delaware
860	WHRP, Inc.	Maryland
861	Willow Brook G.P. Corp.	Delaware
862	Willow Creek Community Rentals, L.P.	California
863	Willow Creek G.P. Corp.	Delaware
864	Wisconsin Place Residential LLC	Delaware
865	WNY Parkland Holdings, LLC	Delaware
866	Woodbine Properties	Missouri
867	Woolbright Place Master Association, Inc.	Florida
868	WP Project Developer LLC	Delaware